KeyBanc Basic Materials Conference Boston, MA September 13, 2006 Exhibit 99

This presentation includes Adjusted EBITDA, which is a non-GAAP financial measure as defined by the Securities and
Exchange Commission.  For a definition and reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure, please refer to the Appendix included with this presentation.
Cautionary
• This presentation includes “forward-looking statements” as defined by federal securities laws with respect to the
Company’s financial condition, results of operations and business, among other things, and includes statements based on current expectations, estimates, forecasts and projections. Words such as, but not limited to, “may,” “should,”
“projects,” “forecasts,” “seeks,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “likely,”
“will,” “would,” “could,” “potential,” and similar expressions or phrases identify forward-looking statements.
• All forward-looking statements involve risks and uncertainties.  Many risks and uncertainties are inherent in the end-use markets in which the Company operates. Others are more specific to the Company’s operations. Actual results depend on many factors, some or all of which are not predictable or within the Company’s control and may differ materially from expected results.
• Factors that may cause actual results to differ materially from expected results include, among others:  general economic trends affecting OMNOVA Solutions’ end-use markets; prices and availability of raw materials including styrene, butadiene, polyvinyl chloride, acrylics and textiles; ability to increase pricing to offset raw material cost increases;
adverse litigation judgment and absence of or inadequacy of insurance coverage for such judgment; prolonged work stoppage resulting from labor disputes with unionized workforce; acts of war or terrorism, natural disasters or other acts of God; ability to successfully develop and commercialize new products; customer and/or competitor consolidation;
customer ability to compete against increased foreign competition; operational issues at the Company’s facilities;
availability of financing to fund operations at anticipated rates and terms; ability to successfully implement productivity enhancement and cost reduction initiatives; governmental and regulatory policies; rapid inflation in health care costs and assumptions used in determining health care cost estimates; risks associated with foreign operations including fluctuations in exchange rates of foreign currencies; the Company’s strategic alliance and acquisition activities;
assumptions used in determining pension plan expense and funding, such as return on assets and discount rates and changes in pension funding regulations; compliance with extensive environmental, health and safety laws and regulations; and substantial debt and leverage and the ability to service that debt.
• All future written and verbal forward-looking statements attributable to the Company or any person acting on the
Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.
Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation, and specifically declines any obligation, other than that imposed by law, to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Forward-Looking Statements
Non-GAAP Financial Measure

Business Segments At A Glance
14%
56%
30%
A Polymer Company With Leadership Positions in Key Categories
Building Products
Single-ply commercial roofing
systems
A leading supplier with broad
product offering
Decorative Products
Functional & decorative
surfaces
#1 or #2 share in key
categories
Performance Chemicals
Value-added emulsion polymer
coatings, adhesives and binders
#1 or #2 share in key categories
LTM Sales = $811 Million
LTM: Last 12 months through May 31, 2006

OMNOVA Locations
Monroe, NC
Chester, SC
Calhoun, GA
Muscle Shoals, AL
Columbus, MS
Shanghai,
China
Rayong,
Thailand
(3)
Kent, U.K.
London, U.K.
Paris, France
Dubai,
UAE
Fitchburg, MA
Auburn, PA
Jeannette, PA
Green Bay, WI
Fairlawn/Akron, OH
Mogadore, OH
Maumee, OH
OMNOVA Sites
Alliance Manufacturing
Helsingborg, Sweden
Oudenaarde/Evergem, Belgium
Doncaster, U.K.
Langelsheim, Germany
Krems, Austria
Kaoshiung,
Taiwan
Growing Global Reach With
Strategically-Located Joint Ventures in Asia
$80M unconsolidated
sales from
China/Thailand JVs

Serving Diverse Markets
Building Products
Decorative Products
Performance Chemicals
Multiple Segments
24%
7%
15%
22%
12%
6%
14%
Coated Paper
Carpet
Hotel, Healthcare,
Office
Furniture &
Furnishings
Transportation
Specialty/
Construction
Commercial
Roofing
Serving Diversified End Uses
2005 Sales

2003 2004 2005 2006 LTM
2003 2004 2005 2006 LTM
2003 2004 2005 2006 LTM
Consolidated Performance
Sales
$746
$683
Adjusted EBITDA
$31
$26
$810
$52
2005 a Key Milestone in Performance Improvement;
Further Margin Expansion the Focus for 2006
Operating Profit
($56)
$8
$32
$811
$46
$51
LTM: Last 12 months through May 31, 2006
($ Millions)

$0.30
$0.71
$0.00
$0.50
$1.00
11/1998 08/2006
$0.13
$0.54
$0.00
$0.50
$1.00
11/1998 08/2006
$0.22
$0.70
$0.00
$0.50
$1.00
11/1998 07/2006
Impact of Raw Material Inflation
> $200M Increase 1998-2005;
First Half 2006 > $16M
Market Prices/lb.
OMNOVA Actions Driving to Offset Record High Raw Material Costs
Styrene Butadiene PVC Resin

$26.3
$16.9
$8.9
$7.6
$59.7
$19.2
$11.3
$7.1
$4.1
$41.7
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
3Q 2005 4Q 2005 1Q 2006 2Q 2006 LTM
Inflation Price
Raw Material Inflation vs. Product Pricing
LTM: Last 12 months through May 31, 2006
Additional Product Price Announcements Since June 1, 2006 . . .
• Paper Chemicals +13¢ per pound
• Carpet Chemicals +11¢ per pound
• Specialty Chemicals +12¢ per pound
$ Millions

$197
$200
$206
$222
$254
2001 2002 2003 2004 2005
($ Millions)
Average Debt
Focused Improvement in Cash Flow Drives Debt Reduction Despite
Challenging Operating Environment; Debt at $176.4M on November 30, 2005
• Bank Lines extended
through 2009
• Debt/EBITDA 3.4x *
* As of November 30, 2005

Corporate Strategy Summary
• Unique customized strategies for each segment
• Move all businesses to acceptable profitability and cash flow
– 8-10% EBIT margins
– 11-15% EBITDA margins
– Leverage process improvements to drive greater productivity (LEAN SixSigma, ERP system, etc.)
– Pricing excellence to offset inflation
• Drive profitable growth
– Organically - 2x underlying market growth
– Market share gains via new products and commercial excellence
– Globalization
– Penetrate attractive adjacent markets
– Acquisitions/strategic partnership
• Drive core competency development across the Company
– New product development/innovation
– Commercial excellence, Profit Specialist
– LEAN SixSigma / productivity
– ERP = SAP (standardization and streamlining)
– Project leadership/management
– Global strategic sourcing
• Invest in businesses with greatest opportunity for long-term growth and returns
– Ongoing assessment of the portfolio

RUNNER'S
SPORTS CAR
MacUser
PREMIERE

OMNOVA
SOLUTIONS INC.

Performance Chemicals Overview
Paper &
Carpet
66%
Specialty
34%
LTM Sales = $453M
• Second largest
North American
producer of
styrene butadiene
latex (SB latex)
• Broad technology
& product
development
capability
A Specialty Chemicals Business Focused on Technical Service and Innovation
Paper Chemicals
Carpet Backing Adhesives
Specialty Chemicals
• RohmNova joint venture with
broadest offering
• Customization of foundation
chemistries provides value
and differentiation
• Significant position in
residential; growing in
commercial
• New products have driven
recent growth
• Nonwovens, floor polish,
construction, tape release,
saturants, tire cord, textiles
• Applications expertise key
to success
1990E 2005E
Dow
OMNOVA
BASF
Other
Total Mkt.
(dry pounds)
51%
17%
28%
12%
12%
15%
18%
37%
Others
Unocal
Goodyear
Dow
BASF
OMNOVA +13 pts.
Reichhold
1.3B 1.6B
SB Latex
N. American
Market Share
Source: APC, Kline, OMNOVA
2005
LTM: Last 12 months through May 31, 2006

Performance Chemicals End Uses
Textile
Finishing
Resins
Carpet Backing
Adhesives &
Moisture Barriers
Floor Tile
Felt Binders
Wallboard Structural
Enhancers
Upholstery Fiberfill
Binders & Surface
Coatings
Ink Additives
Nonwoven
Binders
Paper & Paperboard
Coatings and Chemicals
In-Mold
Coatings
Tire Cord
Adhesives
Floor Care Products
Filtration
Products
Tape Release
Coatings, Saturants
& Adhesives

Millions of Dry Pounds

Sq. yards in billions (Carpet)
Millions (Housing)

Newspaper ($ in billions)
Magazine ($ in billions)

OMNOVA SOLUTIONS INC.

Performance Chemicals Outlook
• Emphasize value-added products that differentiate
• Aggressively pursue pricing to offset raw material
inflation
• Drive productivity via LEAN SixSigma and other
initiatives
• Leverage strategically located facilities
• Grow globally
– Build on sales growth in Europe
– Leverage Shanghai office opened in 2005
• Build new strategic relationships
Strategy
0
100
200
300
400
500
600
700
800
900
85 87 89 91 93 95 97 99 01 03 05
Paper Coating Carpet Backing Specialty/Other
2.0%
3.5%
2.5%
Stable Growth Trend in No. American
SB Latex Demand
Source:  APC (’05 based on long-term growth trend), OMNOVA
0.4
0.8
1.2
1.6
2
2.4
94 95 96 97 98 99 00 01 02 03 04 05E
1.2
1.4
1.6
1.8
2
2.2
2.4
Carpet Demand Housing Starts
Improving Carpet Demand Driven
By Housing Starts
Source:   CRI, NAHB, Commerce Dept., OMNOVA
$10
$20
$30
$40
$50
80 83 86 89 92 95 98 01 04
$5
$10
$15
$20
$25
Newspaper Magazines
Coated Paper Demand Driven By
Print Ad Spending
Source:  Zenith Media, PIB, RISI, OMNOVA
05

Performance Chemicals Trends
1999 2000 2001 2002 2003 2004 2005 2006
LTM
1999 2000 2001 2002 2003 2004 2005 2006
LTM
Sales Adjusted EBITDA
2006 Profit Drivers
•
Moderating raw material inflation
•
Pricing actions
•
Conversion/transportation costs
•
Lower SG&A cost
•
New products/technology
324
373
327
299
321
344
48
26
27
33
35
21
453
46
LTM: Last 12 months through  May 31, 2006
453
48
($ Millions)

Primary End Markets
Decorative Products Overview
Commercial
Wallcoverings
39%
Coated
Fabrics
37%
LTM Sales = $247M
• Color/design/coatings
leadership
• #1 or #2 in key
product categories
• Global presence,
including 2 Asia plants
• Small, privately held
competitors
A Broad-based Functional, Decorative Surfaces Business
Commercial Wallcoverings
Coated Fabrics
Laminates
• 4 industry-leading brands
sold through independent
distribution
• New complementary products
• Consolidated distribution
• Key wins in ’04-’05 in marine
and automotive upholstery
• Coatings provide durability &
soil and stain resistance
• Design & speed important
to competing against off-shore
suppliers
• 3D laminates a key differentiator
Laminates
24%
Commercial
Wallcoverings
Laminates Coated Fabrics
• Corporate
• Hospitality
• Healthcare
• Education
• Retail /
Restaurant
• Manufactured
Housing/RV
• Kitchen & Bath
Cabinets
• Furniture
• Retail Display
• Flooring
• Home Furnishings
• Industrial Films
• Transportation
- Including Automotive
Aftermarket
• Interior Construction
Systems
• Residential Furniture
• Contract Furniture
• Marine
2005
LTM: Last 12 months through  May 31, 2006
-
Fastest Growing Markets

Decorative Products End Uses
(GenFlex Commercial
Roofing)
Furniture and
Surface
Laminates
Coated Fabric
Upholsteries
Commercial
Wallcoverings
Vinyl Graphic
Films
Laminated Film
- Signage
- Awnings
75% Of Sales For Refurbishment
75% Of Sales For Refurbishment
Digital Murals
Laminate for
Ceiling Tile

70%
80%
90%
100%
90 91 93 95 97 98 00 02
Strategy
Commercial Office
Occupancy Rates
Office occupancies at
highest levels since 2001
US Hotel Occupancy
Rates
Occupancy & investments
strong through 2007
US Office Furniture
Production
Continued recovery
expected through 2007
Manufactured Housing
Shipments
Hurricane related
FEMA orders stabilized
industry in ’04-’05
06E
Source:   NAR, OMNOVA Source:   PricewaterhouseCoopers, OMNOVA
Source:   BIFMA, OMNOVA Source:   US Government Census, OMNOVA
$0
$2
$4
$6
$8
$10
$12
$14
82 85 88 91 94 97 00 03 06E
0
50
100
150
200
250
300
350
400
90 92 94 96 98 00 03 04 06E
Decorative
Products Outlook
• Segment and focus based on:
– #1 / #2 share position
– Growth, profit potential
– Superior customer value
proposition
• Differentiate through product and
service innovation
• Capitalize on technology and cost
position from Asian JVs
• Drive productivity via LEAN
SixSigma and other initiatives
• Pursue pricing to offset raw
material inflation
• Leverage economies of scale
– Benefit from ongoing industry
consolidation
50%
55%
60%
65%
70%
90 92 94 96 98 00 02 04'06E

1999 2000 2001 2002 2003 2004 2005 2006
LTM
Decorative Products Trends
1999 2000 2001 2002 2003 2004 2005 2006
LTM
Sales Adjusted EBITDA
2006 Profit Drivers
• Market demand improvement
• Pricing actions
• Raw materials moderating
• Cost restructuring and productivity (manufacturing
and SG&A)
• Global sourcing
• New products/technology
• Competitive consolidation
345
258 258
289
303
324
8
6
19
61
53
31
247
13
LTM: Last 12 months through  May 31, 2006
18
242
($ Millions)
Key Account Wins
• Merillat
• Best Top (Jeep Top)

Building Products Overview
New
Construction
40%
Refurbishment
60%
LTM Sales = $111M
• One of few
commercial roofing
suppliers with all three
single-ply membrane
systems
- EPDM, TPO, PVC
• Strong Brand Equity
Broad-based Single-ply Roofing System Provider
Thermoplastics:
TPO and PVC
EPDM
• State-of-the-art extrusion
facility in Alabama
(opened 2001)
• Energy Star® rated due to
reflectivity (reduced HVAC
loads)
• Industry innovator with
12 foot wide and
Peel & Stick™
TPO membranes
• Strong sales in Northern
U.S.
• Sourced through long-term
supply agreement
TPO
PVC
EPDM
Primary End Markets
• Retail
• Manufacturing/
Distribution
• Health Care
• Education
• Government
2005
LTM: Last 12 months through  May 31, 2006

Building Products Outlook
Installation Time
$0.33
$0.35
$1.33
Installation Labor Cost (Union) / Sq.  Ft.*
75% Advantage!
9 Days            11 Days           30 Days
New Products: GenFlex TPO vs. Asphalt
* 50,000 sq. ft. bldg.; crew of 8
** 12 ft. w/bonding adhesive
Strategy
• Broaden customer base through increased
emphasis on small to mid-sized contractors
• Maintain strong focus on products that simplify
installation and reduce labor costs (~50% of
total installed roof)
• Extend product line and accelerate impact of
new products
• Provide best-in-class quality
• Drive productivity via LEAN SixSigma and
other initiatives
50%
Single-Ply
50%
BUR &
Asphalt
38%
TPO
14%
PVC
48%
EPDM
Total Market        Single-Ply
Strategic
Focus
Focused on Growth Markets
Market Share – 2006E
TPO               PVC            EPDM       BUR & Asphalt
25%
-5% Flat -1%
Forecasted Annual Growth
2005-2007
Peel &
Stick
12ft.**
Asphalt/
BUR
GenFlex TPO

Building Products Trends
1999 2000 2001 2002 2003 2004 2005 2006
LTM
Sales Adjusted EBITDA
2006 Profit Drivers
• Improved operating efficiencies/productivity
• Pricing actions
• Raw materials
• Leveraging innovative new products
• Warranty claims
7
2
4
(4) (4)
1
98
115
98
93
113
106
0 0 (2.4) (3.8) (0.5) (5.5) (0.8) (1.0)
115
2
Warranty Expense
LTM: Last 12 months through  May 31, 2006
2
111
1999 2000 2001 2002 2003 2004 2005 2006
LTM
($ Millions)

Improved Profitability
Is Number One
Priority
Productivity/Cost
Leadership/
Organization
Pricing/Sourcing
Profitable
Growth
***
***
***
***
***
***
***
***
***
***
***
***
***
***
*******************************************************************************************
****************************************************************************************** *

New Products – Catalysts For Profitable Growth
High Performance
Paper Latex
New / Improved
Specialty Chemicals
Value-Added
Carpet Latex
Platinum Pt™ Series
enhances print quality and
provides improved binder
strength
Greater value to the
customer; expanded margins
for OMNOVA
High strength, high solids
latex for commercial carpet
• Faster line speeds for
improved throughput
• Improved aesthetics
Ammonia-free latex for
residential applications
• Diaper sublayer
• Floor care
• Disposable wipes
• Construction materials
• Natural gas drilling
Broad
applications
include:
PolyFox Fluorosurfactants Provide Environmentally-Preferred Alternative to
Many PFOA-Related Products
– U.S. EPA Recently Announced Target to Phase Out PFOA

viewnique

memerase

THE FLEXIBLE WHITEBOARD

surf(x)

SHAPING THE FUTURE

OMNOVA SOLUTIONS INC.

New Products – Catalysts For Profitable Growth
3D Laminates
Unique and Functional
Wall Surfaces
One-of-a-kind wide format
Digital Murals for
hospitality, corporate, retail
Robust, flexible whiteboard
systems . . . Now available
in black too
Flexible Laminate for
contoured edges
No edge banding
Durability, improved
aesthetics in a cost
effective solution

Boltaflex®
Designer's Choice

BoltaSoft™

OMNOVA SOLUTIONS INC.

New Products – Catalysts For Growth
GenFlex
Building Products
Performance Fabrics
High-design
polyurethane faux
leather fabrics
featuring unique
metallic and animal
skin prints
Popular for hotel and
casino applications
Comprehensive
line for auto OEM
and aftermarket,
and marine
Strong nationwide
distribution
Peel & Stick™ TPO
Roofing
Pre-applied adhesive
Environmentally-preferred
Simple installation reduces
labor costs
- 75% savings vs.
asphalt/BUR
Waterproofing and
Geomembranes
GenFlex product for
new application
Pond liners, landfill
caps, tunnels,
plazas, parking
decks, etc.

Why Invest in OMNOVA?
•
Diversification across products, markets and customers
•
Sales trends improving in key categories
•
Operating profit and EPS trends improving
•
Streamlined cost structure
– SG&A costs reduced $22 million in 2005
– Enhanced by LEAN SixSigma business approach and new SAP system
– Calling bonds in May 2007 could reduce annual interest cost by $3 to $5 million
•
Significant pricing actions to help offset raw material inflation
•
NOL’s will shelter income and boost positive cash flow
•
Strong new product offerings to drive market share
•
Proven cash generating ability in challenging market conditions
•
Leading positions: #1 or #2 in most product categories
•
Globalization opportunities . . . Initiatives gaining traction
Strong Operating Leverage . . .  $0.57 EPS Improvement 2005 vs. 2004

************** ************** ************** ************** ************** ************** ************** * * * * * *

APPENDIX *************************** *************************** *************************** *************************** * * * * * *

Appendix —
Non-GAAP Financial Measure – Adjusted EBITDA
Reconciliation of Earnings (Loss) Before Income Taxes and the Cumulative Effect of an Accounting Change to Adjusted EBITDA
This presentation includes Adjusted EBITDA, which is a non-GAAP financial measure as defined by the Securities and Exchange Commission. Adjusted
EBITDA is calculated in accordance with the definition of adjusted net earnings from operations as set forth in the Company’s senior secured revolving credit facility dated May 28, 2003, as subsequently amended, and excludes charges for interest, taxes, depreciation, amortization, restructuring and severance, work stoppage, goodwill and trademark impairments, amortization of deferred financing costs, net earnings of joint ventures less cash dividends, gains or losses on asset sales, non-cash charge for 401(k) company match, pension income, commercial paper costs, deferred financing costs write-off, and spin-off related costs. Adjusted EBITDA is not a measure of financial performance under GAAP. Adjusted EBITDA is not calculated in the same manner by all companies and accordingly is not necessarily comparable to similarly titled measures of other companies and may not be an appropriate measure for comparing performance relative to other companies. Adjusted EBITDA should not be construed as an indicator of the Company’s operating performance or liquidity and should not be considered in isolation from or as a substitute for net income (loss), cash flows from operations or cash flow data which are all prepared in accordance with GAAP. Adjusted EBITDA is not intended to represent and should not be considered more meaningful than, or as an alternative to, measures of operating performance as determined in accordance with GAAP. Management believes that presenting this information is useful to investors because it is commonly used as an analytical indicator to evaluate performance, allocate resources and measure leverage capacity and debt serviceability. Set forth below is a reconciliation of this non-GAAP financial measure to the most directly comparable
GAAP financial measure.
Consolidated Performance ($ Millions) LTM
1999 2000 2001 2002 2003 2004 2005 5/31/2006
Earnings (loss) before income taxes and the cumulative effect
      of an accounting change 58.5 $    7.3 $      (10.9) $   7.5 $      (84.4) $   (24.7) $   (2.1) $     6.3 $
Interest expense 18.6       14.7       14.0       8.1         15.3       20.7       21.2       20.8
Depreciation & amortization 30.7       33.3       34.3       28.8       26.5       22.8       22.3       22.2
EBITDA 107.8     55.3       37.4       44.4       (42.6)      18.8       41.4       49.3
Restructuring and severance (1.1)        3.8         17.5       (2.4)        9.0         0.4         5.9         0.6
Calender line restructuring -         -         -         -         -         -         1.6         1.6
Work stoppage -         -         -         -         -         -         1.7         -
Goodwill and trademark impairments -         -         -         -         60.1       3.9         -         -
Amortization of deferred financing costs 0.2         0.5         0.7         1.2         1.7         1.8         1.4         1.1
Net earnings of joint ventures, less cash dividends -         -         -         -         -         -         (0.7)        (2.2)
Gains or losses on asset sales -         -         -         -         -         -         (1.1)        (1.1)
Non-cash charge for 401(k) company match -         3.0         2.8         2.7         0.5         1.4         1.5         1.6
Pension income -         (2.1)        (6.7)        (4.7)        (1.7)        -         -         -
Commerical paper costs -         3.0         3.3         1.5         0.7         -         -         -
Deferred financing costs write-off -         -         0.2         -         3.1         -         -         -
Spin-off related costs 2.2         0.6         0.1         -         -         -         -         -
Adjusted EBITDA 109.1 $  64.1 $    55.3 $    42.7 $    30.8 $    26.3 $    51.7 $    50.9 $

Appendix — Non-GAAP Financial Measure – Adjusted EBITDA
(continued)
($ Millions)
Performance Chemical Segment LTM
1999 2000 2001 2002 2003 2004 2005 5/31/2006
Segment operating profit 31.1 $    3.7 $      4.4 $      22.1 $    11.2 $    13.5 $    33.8 $    33.4 $
Depreciation & amortization 14.8       16.5       16.5       13.3       12.6       11.8       12.2       11.9
Segment EBITDA 45.9       20.2       20.9       35.4       23.8       25.3       46.0       45.3
Restructuring and severance 0.5         -         14.4       (2.2)        0.6         -         0.7         -
Goodwill and trademark impairments -         -         -         -         2.7         -         -         -
Non-cash charge for 401(k) company match 1.1         1.2         1.1         1.1         0.3         0.7         0.8         0.8
Pension income -         (0.4)        (1.5)        (0.9)        -         -         -         -
Adjusted segment EBITDA 47.5 $    21.0 $    34.9 $    33.4 $    27.4 $    26.0 $    47.5 $    46.1 $
Decorative Products Segment LTM
1999 2000 2001 2002 2003 2004 2005 5/31/2006
Segment operating profit (loss) 40.6 $    37.7 $    18.5 $    7.3 $      (70.0) $   (6.8) $     (2.8) $     9.0 $
Depreciation & amortization 15.5       15.7       16.3       13.8       11.9       9.8         8.8         8.6
Segment EBITDA 56.1       53.4       34.8       21.1       (58.1)      3.0         6.0         17.6
Restructuring and severance 3.9         0.3         (0.7)        (0.1)        8.1         0.5         5.1         0.6
Calender line restructuring -         -         -         -         -         -         1.6         1.6
Work stoppage costs -         -         -         -         -         -         1.7         -
Goodwill and trademark impairments -         -         -         -         57.4       3.9         -         -
Net earnings of joint ventures, less cash dividends -         -         -         -         -         -         (0.7)        (2.2)
Gains or losses on asset sales -         -         -         -         -         -         (0.8)        (0.8)
Non-cash charge for 401(k) company match 0.9         1.0         1.2         1.0         0.1         0.4         0.5         0.7
Pension income -         (2.2)        (4.6)        (3.2)        (1.4)        -         -         -
Adjusted segment EBITDA 60.9 $    52.5 $    30.7 $    18.8 $    6.1 $      7.8 $      13.4 $    17.5 $
Building Products Segment LTM
1999 2000 2001 2002 2003 2004 2005 5/31/2006
Segment operating profit (loss) 6.9 $      0.4 $      (4.5) $     (4.9) $     3.1 $      1.0 $      0.9 $      0.4 $
Depreciation & amortization 0.1         0.1         0.6         1.2         1.2         1.1         1.2         1.2
Segment EBITDA 7.0         0.5         (3.9)        (3.7)        4.3         2.1         2.1         1.6
Restructuring and severance -         -         -         -         0.1         -         -         -
Non-cash charge for 401(k) company match 0.1         0.1         0.1         0.2         -         0.1         0.1         -
Pension income -         -         0.1         -         (0.1)        -         -         -
Adjusted segment EBITDA 7.1 $      0.6 $      (3.7) $     (3.5) $     4.3 $      2.2 $      2.2 $      1.6 $